UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2015

LIQUIDMETAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31332	33-0264467
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

30452 Esperanza

Rancho Santa Margarita, California 92688

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (949) 635-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 24, 2015, Liquidmetal Technologies, Inc. (the “Company”) issued a Revolving Note (the “Revolving Note”) in favor of City National Bank, a national banking association (“City”), evidencing a revolving line of credit of up to $2 million (the “Principal Amount”), with a maturity date of February 13, 2016 (the “Maturity Date”), with renewability on an annual basis, and executed a Security Agreement in favor of City (the “Security Agreement”). The Company intends to use the revolving line of credit provided by City to finance capital and other expenditures.

Interest accrues on outstanding borrowings under the Revolving Note at a rate of 2.1% per annum. The Company will make monthly payments of accrued interest under the Revolving Note until the Maturity Date, at which point the Company is required to pay all outstanding borrowings and accrued but unpaid interest due to City under the Revolving Note. The Company has the right to borrow any portion of the Principal Amount and to repay outstanding borrowings and accrued interest under the Revolving Note, in whole or in part, in each case at any time before the Maturity Date and without penalty or premium, provided that the Company’s outstanding borrowings under the Revolving Note may not exceed the Principal Amount at any time.

The Company’s obligations under the Revolving Note are secured by a security interest in the Company’s certificate of deposit account with City pursuant to the Security Agreement. The Company’s obligations may be accelerated and City’s commitments may be terminated upon the occurrence of an event of default under the Revolving Note, including payment defaults, bankruptcy and insolvency related defaults, cross defaults to other obligations, defaults related to inaccuracy of representations and warranties, including those under the Security Agreement, defaults in the performance of covenants under the Security Agreement and other customary events of default.

The foregoing does not purport to be a complete description of the Revolving Note or the Security Agreement and is qualified in its entirety by reference to the full text of each document, which are attached as Exhibits 10.1 and 10.2, respectively, to this Form 8-K and are incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUIDMETAL TECHNOLOGIES, INC.

By:	/s/ Tony Chung
Tony Chung
Chief Financial Officer

Date: February 26, 2015

FORM 8-K

EXHIBIT INDEX

Exhibit Number	Description

10.1	Revolving Note, dated February 24, 2015, by Liquidmetal Technologies, Inc. in favor of City National Bank.*

10.2	Security Agreement, dated February 24, 2015, by Liquidmetal Technologies, Inc. in favor of City National Bank.*

* Filed herewith.

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